UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2003

COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-4329	34-4297750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, OH	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 423-1231

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  EXHIBITS

Designation of
Exhibits in this Report	Description of Exhibit
99	News Release dated April 17, 2003

ITEM 9.  REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished under Item 12)

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 17, 2003, a news release was issued on the subject of first quarter consolidated earnings for Cooper Tire & Rubber Company (CTB).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By: /s/ Richard N. Jacobson Richard N. Jacobson Assistant Corporate Secretary and Assistant General Counsel

Date: April 17, 2003